UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 30, 2004

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identifica- tion Number)

225 Franklin Street, Boston, Massachusetts		02110
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:   (617) 786-3000

Item 5.    Other Events.

On June 30, 2004, Registrant issued a press release announcing the retirement of David A. Spina as Chairman and Chief Executive Officer of the registrant, and the appointment of Ronald E. Logue as his successor.   The press release issued by Registrant in connection with the announcement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ Edward J. Resch
	Name:	Edward J. Resch
	Title:	Executive Vice President, and Chief Financial Officer

Date: July 1, 2004

EXHIBIT INDEX

Exhibit

99.1	Form of press release dated June 30, 2004